UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2020

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive,

Sandusky, Ohio 44870-5259

(419) 626-0830

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Depository Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 1, 2020, Cedar Fair issued a news release providing preliminary operating results for the 2020 third quarter and updates on its liquidity position. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 7.01	Regulation FD Disclosure.

In connection with a private offering (the “Offering”) of $300 million aggregate principal amount of senior notes due 2028 (the “Notes”) by Cedar Fair and its wholly owned subsidiaries Magnum, Cedar Canada and Millennium (collectively, the “Issuers”), the Issuers are disclosing certain information to prospective investors in a preliminary offering memorandum dated October 1, 2020 (the “Preliminary Offering Memorandum”).

Pursuant to Regulation FD, Cedar Fair is furnishing as Exhibit 99.2 to this Current Report on Form 8-K the sections captioned “Summary—Recent developments—Impact of COVID-19 pandemic,” “Summary—Recent developments—Credit Facilities Amendment” and “Summary—Recent developments—Impairment” from the Preliminary Offering Memorandum.

The information in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 8.01	Other Events.

On October 1, 2020, Cedar Fair issued a news release announcing that it, together with the other Issuers, commenced the Offering. Cedar Fair intends to use the net proceeds from the Offering to pay fees and expenses related to the Offering and for general corporate and working capital purposes. The news release related to this announcement is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this Current Report (including the exhibits attached hereto) contains and incorporates by reference “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties including those described in “Summary—Recent developments,” in Part I. Item 1. Business, Part I. Item 1A. Risk Factors and Part I. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, each incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II. Item 1A. Risk Factors, each incorporated by reference from our Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2020. You can identify forward-looking statements because they contain words such as “believes,” “project,” “might,” “expects,” “could,” “propose,” “would,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements are subject to risks and uncertainties that may change at any time and, therefore, our actual results may differ materially from those that we expected. While we believe that the expectations reflected in such forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results.

We caution you that the important factors described in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements included and incorporated by reference in this Current Report may not in fact occur. The information and statements included in this Current Report speak only as of the date of this Current Report, and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Text of news release issued by Cedar Fair on October 1, 2020, regarding preliminary operating results for the 2020 third quarter and updates on its liquidity position.

99.2	Excerpt from Cedar Fair, L.P., Magnum Management Corporation, Canada’s Wonderland Company and Millennium Operations LLC’s preliminary offering memorandum dated October 1, 2020.

99.3	Text of news release issued by Cedar Fair on October 1, 2020, regarding the commencement of a private offering of the senior notes due 2028.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2020	CEDAR FAIR, L.P.

	By:	Cedar Fair Management, Inc., General Partner

	By:	/s/ Brian C. Witherow
Brian C. Witherow